UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21982

Claymore/Guggenheim Strategic Opportunities Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson

2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)
Registrant's telephone number, including area code:    (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report

November 30, 2010

(Unaudited)

Claymore/Guggenheim Strategic Opportunities Fund

GOF

GUGGENHEIM®

www.guggenheimfunds.com/gof

... your window to the LATEST,

most up-to-date information about the

Claymore/Guggenheim Strategic Opportunities Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gof, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Dear Shareholder |

We thank you for your investment in the Claymore/Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the semiannual fiscal period ended November 30, 2010.

The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund seeks to achieve that objective by combining a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms.

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Adviser”), formerly known as Claymore Advisors, LLC (“Claymore”), serves as the adviser to the Fund. The name change, effective September 24, 2010, marks the next phase of business integration following the acquisition of Claymore by Guggenheim Partners, LLC (“Guggenheim Partners”), announced on October 15, 2009. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, a global diversified financial services firm with more than $100 billion in assets under management and supervision.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2010, the Fund returned 14.62% on a NAV basis and 20.48% on a market price basis. The closing price of the Fund’s shares as of November 30, 2010, was $20.02, which represented a premium of 4.43% to the NAV of $19.17. The closing price of the Fund’s shares as of May 31, 2010, was $17.46, which represented a discount of 0.57% to the NAV of $17.56.The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

During the six-month period ended November 30, 2010, the Fund paid monthly dividends of $0.154 per share. The most recent dividend represents an annualized distribution rate of 9.23% based on the Fund’s last closing market price of $20.02 as of November 30, 2010.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 31 herein. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

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GOF | Claymore/Guggenheim Strategic Opportunities Fund | Dear Shareholder continued

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5. You’ll find information on GPAM’s investment philosophy, their views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheimfunds.com/gof.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Claymore/Guggenheim Strategic Opportunities Fund

December 31, 2010

4 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund |

Questions & Answers |

The investment portfolio of Claymore/Guggenheim Strategic Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, LLC (“GPAM”). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; Michael Curcio, Senior Managing Director; and Kerim Engin, Ph.D., Managing Director & Director of Risk Management. In the following interview, the investment team discusses the market environment and the Fund’s performance for the Fund’s semiannual fiscal period ended November 30, 2010.

Please remind us of this Fund’s objective and the way it is managed.

The Fund’s investment objective is to seek to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis to seek to identify securities or spreads between securities that deviate from their perceived fair value and/or historical norms. GPAM seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. There is no guarantee that the perceived fair value will be achieved.

The Fund seeks to achieve its investment objective by investing in a wide range of fixed income and other debt and senior equity securities (“income securities”) selected from a variety of sectors and credit qualities, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates and other equity investments (“common equity securities”) that GPAM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPAM believes the volatility (risk) of the Fund can be reduced by diversifying the portfolio across a large number of sectors and securities, many of which historically have not been highly correlated to one another.

•	The Fund may invest, under normal market conditions, up to 60% of its total assets in income securities rated below investment grade (commonly referred to as “junk bonds”).

•
The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in income securities of issuers located in emerging markets.

•	The Fund may invest up to 50% of its total assets in common equity securities consisting of common stock; and

•
The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly and may invest up to 20% of the Fund’s total assets in investment funds that are registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPAM’s investment process is a collaborative effort between its Portfolio Construction Group, which utilizes tools such as a proprietary risk optimization model to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions.

The Fund seeks to enhance the level of distributions by utilizing financial leverage through borrowings, reverse repurchase agreements or other forms of debt. As of November 30, 2010, the amount of leverage was approximately 28% of the Fund’s total assets.

Although the use of financial leverage by the Fund may create an opportunity for increased return for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, then the common shares’ return will be greater than if financial leverage had not been used. Conversely, if the income and gains from the securities purchased with the financial leverage is less than the cost of the financial leverage then the return on the common shares will be less than if financial leverage had not been used. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

Please tell us about the market environment over the last six months.

The six-month period ended November 30, 2010, and indeed the entire calendar year 2010, has proven to be a very good period for financial markets generally, with tremendous improvement in the markets for both stocks and bonds. This market strength is most welcome for investors, as it follows a difficult period for financial markets that was characterized by sharp declines in the market prices of most non-government securities. In the bond market, the spread sectors (that is, bonds

Semiannual Report | November 30, 2010 |5

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Questions & Answers continued

that carry credit risk) have performed especially well during 2010, as investors have once again embraced risky assets. During 2008 and 2009 investors were fearful of risk, and lower rated, less liquid debt securities performed very poorly. During 2010, high yield bonds and riskier asset classes such as asset-backed securities (“ABS”), riskier sectors of commercial mortgage-backed securities (“CMBS”), and non-agency residential mortgage-backed securities (“RMBS”) have been among the best performing asset classes.

For the six-month period ended November 30, 2010, the Standard & Poor’s 500 Index (“S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, returned 9.50%. The Barclays Aggregate Bond Index, which is a proxy for the investment grade bond market, returned 3.85%. Reflecting investors’ increased appetite for risk, the return of the Barclays U.S. Corporate High Yield Index was 9.54%. The return of the Barclays U.S. Treasury Bill 1-3 Months Index was just 0.07%, a reflection of the record low Fed Funds target rate set between zero and 0.25%.

How did the Fund perform during this period?

The Fund performed very well over the last six months, as it has done in previous periods. All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended November 30, 2010, the Fund returned 14.62% on an NAV basis and 20.48% on a market price basis. The closing price of the Fund’s shares as of November 30, 2010, was $20.02, which represented a premium of 4.43% to the NAV of $19.17. The closing price of the Fund’s shares as of May 31, 2010, was $17.46, which represented a discount of 0.57% to the NAV of $17.56. The market value of the Fund’s shares fluctuates from time to time and it may be higher or lower than the Fund’s NAV.

An important goal of the Fund is to provide long-term returns in line with equity returns but with less volatility. For the period from the Fund’s inception date of July 27, 2007, through November 30, 2010, the Fund’s NAV return on an annualized basis was 12.17%, compared with the annualized return of -4.45% for the S&P 500. Over this same period, the Fund’s annualized volatility has been approximately 10%. This compares with annualized volatility of the Barclays Aggregate Bond Index (a proxy for bonds) of approximately 5% and volatility of the S&P 500 of approximately 30% over the same period. Since inception, on an annualized basis, the Fund has outperformed equities (as measured by the S&P 500) by 16.67 percentage points with less than one-third of the volatility. The volatility is measured by calculating the standard deviation of the percentage changes in the Fund’s daily NAV and then annualizing these percentage changes. The relatively low volatility of the Fund’s NAV is attributable to its high level of diversification across many different asset classes.

During the six-month period ended November 30, 2010, the Fund paid monthly dividends of $0.154 per share. The most recent dividend represents an annualized distribution rate of 9.23% based on the Fund’s last closing market price of $20.02 as of November 30, 2010.

How was the Fund allocated among asset classes during this period and how did these decisions affect performance?

This Fund was created to provide investors the potential to realize a level of return similar to that achieved by equities, but with less volatility. GPAM tracks a large number of equity and fixed income asset classes and, in constructing this portfolio, it seeks to use investments that historically have had low correlations to one another. GPAM has attempted to optimize the portfolio by analyzing the historical returns generated by GPAM’s management team in each sector, the volatility of each sector and the correlations among the sectors. GPAM does this in an effort to reduce the risk of the portfolio while providing the potential for an attractive long-term return to their investors.

In the final months of 2008, GPAM recognized some unusual opportunities in the market, especially for structured securities, which were selling at extremely depressed prices. One reason was that certain levered investors were forced to sell securities at a time of very poor market liquidity, creating attractive opportunities for opportunistic investors such as GPAM. Additionally, many investors were so fearful of the high level credit risk in some structured securities that they shied away from the entire category, driving prices much lower than was warranted by fundamentals. With its ability to thoroughly analyze both asset classes and individual securities, GPAM was well positioned to invest in some of the more sound structured securities and continued to do so during 2009. Accordingly, the Fund was heavily invested during the period in asset-backed securities, which represented approximately 42.0% of the Fund’s total investments as of November 30, 2010.

Additionally, almost 23% of the portfolio was invested in commercial mortgage-backed securities, another sector that investors had avoided, fearing a spate of defaults in commercial mortgages, similar to what happened in the residential mortgage market. These fears were not realized, and CMBS have recovered nicely.

The approximately 65% of the Fund’s total investments that were in ABS and CMBS were the main reasons for the Fund’s strong performance during the six months ended November 30, 2010.

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GOF | Claymore/Guggenheim Strategic Opportunities Fund | Questions & Answers continued

The only disadvantage to this very strong performance of the portfolio’s structured securities was that the value of the positions has increased so much that the Fund’s representation in equities is relatively low, approximately 10% as of November 30, 2010. While this small equity position performed very well, in line with the equity market, the Fund’s performance would have been even better if it had had greater participation in the equity market.

How did the Fund’s leverage affect performance during this period?

Since leverage adds to performance when the cost of leverage is less than the total return generated by investments, the use of leverage contributed to the Fund’s total return during this period. The purpose of leverage (borrowing) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.

As of November 30, 2010, the Fund’s leverage is approximately 28% of total assets. GPAM employs leverage through three vehicles: reverse repurchase agreements, under which it lends securities and receive in return cash which can be used for additional investments; a committed financing facility through BNP Paribas, a leading European bank; and the Troubled Asset - Backed Securities Loan Facility (“TALF”) loan program.

What is the current outlook for the markets and the Fund, and how is the Fund positioned for this outlook?

GPAM believes that market trends will continue to be positive for financial assets such as those held by the Fund. As the U.S. and world economies continue to recover, albeit at a relatively modest pace, valuations of both debt and equity securities are likely to improve.

Given the Fund’s mandate and its ability to invest across many asset classes, it has been very well suited to take advantage of the opportunities that have prevailed since the summer of 2007 when the Fund was launched. In the name of this Fund—Claymore/Guggenheim Strategic Opportunities Fund—the key term is “opportunities.” The Fund was designed to invest across a broad array of sectors and securities, and to take advantage of the imbalances and dislocations that often exist in the financial markets. GPAM continues to believe that a portfolio that is highly diversified across many asset classes, such as those represented by the Fund, can be of great value to investors in a wide variety of market conditions.

Index Definitions

Indices are unmanaged and reflect no expenses. It is not possible to invest directly in an index.

The Standard & Poor’s 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Barclays U.S. Corporate High Yield Index is an unmanaged index of below investment grade bonds issued by U.S. corporations.

Barclays Capital U.S. Treasury Bill 1-3 Months Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

Risks and Other Considerations

The views expressed in this report reflect those of Guggenheim Funds and GPAM only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Below Investment-Grade Securities Risk: The Fund may invest in income securities rated below investment grade or, if unrated, determined by the Sub-Adviser to be of comparable credit quality, which are commonly referred to as “high-yield” or “junk” bonds. Investment in securities of below investment-grade quality involves substantial risk of loss. Income securities of below investment-grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments.

Semiannual Report | November 30, 2010 |7

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Questions & Answers continued

Senior and Second Lien Secured Loans Risk: The Fund’s investments in senior loans and second lien secured floating-rate loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The risks associated with senior loans of below investment-grade quality are similar to the risks of other lower-grade income securities. Second lien loans are second in right of payment to senior loans and therefore are subject to the additional risk that the cash flow of the borrower and any property securing the loan may be insufficient to meet scheduled payments after giving effect to the senior-secured obligations of the borrower. Second lien loans are expected to have greater price volatility and exposure to losses upon default than senior loans and may be less liquid.

Structured Finance Investments Risk: The Fund’s structured finance investments may include residential and commercial mortgage-related and asset-backed securities issued by governmental entities and private issuers, collateralized debt obligations and risk-linked securities. These securities entail considerable risk, including many of the risks described above (e.g., market risk, credit risk, interest rate risk and prepayment risk). The value of collateralized debt obligations also may change because of changes in the market’s perception of the underlying collateral of the pool, the creditworthiness of the servicing agent for or the originator of the pool, or the financial institution or entity providing credit support for the pool. Returns on risk-linked securities are dependent upon such events as property or casualty damages which may be caused by such catastrophic events as hurricanes or earthquakes or other unpredictable events.

Mezzanine Investments Risk: Mezzanine investments are subject to the same risks associated with investment in senior loans, second lien loans and other lower-grade income securities. Mezzanine investments are expected to have greater price volatility than senior loans and second lien loans and may be less liquid.

Preferred Stock Risk: Preferred stock is inherently more risky than the bonds and other debt instruments of the issuer, but typically less risky than its common stock. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt and common stock.

Convertible Securities Risk: As with all income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities also tend to reflect the market price of the underlying stock in varying degrees, depending on the relationship of such market price to the conversion price in the terms of the convertible security.

Equity Risk: Common equity securities’ prices fluctuate for a number of reasons, including changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market, and broader domestic and international political and economic events.

Real Estate Securities Risk: Because of the Fund’s ability to invest in securities of companies in the real estate industry and to make indirect investments in real estate, it is subject to risks associated with the direct ownership of real estate, including declines in the value of real estate; general and local economic conditions; increased competition; and changes in interest rates. Because of the Fund’s ability to make indirect investments in natural resources and physical commodities, and in real property asset companies, the Fund is subject to risks associated with such real property assets, including supply and demand risk, depletion risk, regulatory risk and commodity pricing risk.

Personal Property Asset Company Risk: The Fund may invest in personal property asset companies such as special situation transportation assets. The risks of special situation transportation assets include cyclicality of supply and demand for transportation assets and risk of decline in the value of transportation assets and rental values. Private Securities Risk Private securities have additional risk considerations than with investments in comparable public investments.

Inflation/Deflation Risk: There is a risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money.

Dividend Risk: Dividends on common stock and other common equity securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may vary greatly from year to year. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Derivatives Risk: The Fund may be exposed to certain additional risks should the Sub-Adviser use derivatives as a means to synthetically implement the Fund’s investment strategies. If the Fund enters into a derivative instrument whereby it agrees to receive the return of a security or financial instrument or a basket of securities or financial instruments, it will typically contract to receive such returns for a predetermined period of time. During such period, the Fund may not have the ability to increase or decrease its exposure. In addition, such customized derivative instruments will likely be highly illiquid, and it is possible that the Fund will not be able to terminate such derivative instruments prior to their expiration date or that the penalties associated with such a termination might impact the Fund’s performance in a material adverse manner. Furthermore, derivative instruments typically contain provisions giving the counterparty the right to terminate the contract upon the occurrence of certain events. If a termination were to occur, the Fund’s return could be adversely affected as it would lose the benefit of the indirect exposure to the reference securities and it may incur significant termination expenses.

Foreign Securities and Emerging Markets Risk: Investing in foreign issuers may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations, expropriation or nationalization of assets, imposition of withholding taxes on payments and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets. Heightened risks of investing in emerging markets include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital.

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GOF | Claymore/Guggenheim Strategic Opportunities Fund | Questions & Answers continued

Financial Leverage Risk: Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund’s return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used. Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value and market price of and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed.

In addition to the risks described above, the Fund is also subject to: Income Securities Risk, Foreign Currency Risk, Risks Associated with the Fund’s Covered Call Option Strategy, Risks of Real Property Asset Companies, Private Securities Risk, Investment Funds Risk, Private Investment Funds Risk, Affiliated Investment Funds Risk, Synthetic Investments Risk, Inflation/Deflation Risk, Anti-Takeover Provisions, Market Discount Risk, and Current Developments Risks. Please see www.guggenheimfunds.com/gof for a more detailed discussion about Fund risks and considerations.

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GOF | Claymore/Guggenheim Strategic Opportunities Fund

Fund Summary | As of November 30, 2010 (unaudited)

Fund Statistics
Share Price		$20.02
Common Share Net Asset Value		$19.17
Premium/Discount to NAV		4.43%
Net Assets Applicable to Common Shares ($000)		$177,647
Total Returns
(Inception 7/27/07)	Market	NAV
Six Month	20.48%	14.62%
One Year	39.65%	34.02%
Three Year - average annual	20.22%	12.57%
Since Inception - average annual	12.80%	12.17%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheimfunds.com/gof. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

% of Long-Term
Top Ten Holdings	Investments
Commercial Mortgage Pass Through Certificates, Ser. 2006-C7,
Class A4, AAA, NR, 5.957%, 6/10/46	6.4%
Airplanes Pass Through Trust, Ser. 2001-1A, Class A9, CCC, B1,
0.803%, 3/15/19	4.3%
SPDR S&P 500 ETF Trust	2.8%
Lancer Finance Co. SPV Ltd., NR, Baa3,
5.850%, 12/12/16 (British Virgin Islands)	2.2%
Aviation Capital Group Trust, Ser. 2003-2A, Class B1, BBB, A3,
3.253%, 9/20/33	1.7%
Dominos Pizza Master Issuer LLC, Ser. 2007-1, Class A2, BBB-, Baa3,
5.261%, 4/25/37	1.7%
ProShares Ultra S&P500	1.3%
Telos CLO Ltd., Ser. 2006-1A, Class A2, AA+, Aa2,
0.689%, 10/11/21 (Cayman Islands)	1.3%
Attentus CDO Ltd., Ser. 2007-3A, Class A1B, AA+, Aa3,
0.549%, 10/11/42 (Cayman Islands)	1.3%
Powershares QQQ	1.2%

Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheimfunds.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

10 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund |

Portfolio of Investments | November 30, 2010 (unaudited)

Principal		Optional Call
Amount	Description	Provision*	Value
	Long-Term Investments – 128.9%
	Corporate Bonds – 28.9%
	Advertising – 0.2%
$ 400,000	MDC Partners, Inc., BB-, B2,
	11.000%, 11/1/16 (Canada) (a) (b)	11/1/13 @ 105.50	$ 446,000
	Aerospace/Defense – 0.7%
700,000	Sequa Corp., CCC, Caa2,
	11.750%, 12/1/15 (b)	12/1/11 @ 105.88	747,250
500,000	Wyle Services Corp., B-, Caa2,
	10.500%, 4/1/18 (a) (b)	4/1/14 @ 105.25	492,500
			1,239,750
	Airlines – 0.5%
785,000	Global Aviation Holdings, Inc., BB-, Ba3,
	14.000%, 8/15/13 (a) (b)	8/15/12 @ 110.50	855,650
	Banks – 7.7%
1,000,000	Agfirst Farm Credit Bank, A, NR,
	7.300% (a) (b) (c)	1/3/11 @ 100.00	834,410
1,250,000	Barclays Bank PLC, A-, Baa3,
	6.278% (United Kingdom) (a) (c) (d)	12/15/34 @ 100.00	1,112,288
1,200,000	BNP Paribas, A, Baa1,
	7.195% (France) (a) (b) (c) (d)	6/25/37 @ 100.00	1,185,000
350,000	Comerica Bank, A-, A2,
	7.875%, 9/15/26	N/A	376,693
1,000,000	Credit Agricole SA, A-, A3,
	6.637% (France) (a) (b) (c) (d)	5/31/17 @ 100.00	870,000
1,000,000	Fifth Third Bancorp, BBB-, Baa2,
	8.250%, 3/1/38 (a)	N/A	1,150,995
1,000,000	KeyCorp Capital III, BB, Baa3,
	7.750%, 7/15/29 (a)	N/A	1,014,285
1,250,000	Mellon Capital IV, Ser. 1, A-, A3,
	6.244% (a) (c) (d)	6/20/12 @ 100.00	1,137,500
1,250,000	Northgroup Preferred Capital Corp., A, A2,
	6.378% (a) (b) (c) (d)	10/15/17 @ 100.00	1,169,925
700,000	PNC Preferred Funding Trust III, BBB, Baa3,
	8.700% (a) (b) (c) (d)	3/15/13 @ 100.00	751,240
500,000	Rabobank Nederland NV, AA-, A2,
	11.000% (Netherlands) (a) (b) (c) (d)	6/30/19 @ 100.00	651,250
1,400,000	Royal Bank of Scotland Group PLC, Ser. U, C, B3,
	7.640% (United Kingdom) (a) (c) (d)	9/29/17 @ 100.00	924,000
650,000	Susquehanna Capital II, BB-, Ba2,
	11.000%, 3/23/40 (a)	3/23/15 @ 100.00	695,500
1,250,000	US AgBank FCB, A, A3,
	6.110% (a) (b) (c) (d)	7/10/12 @ 100.00	850,163
1,000,000	Wells Fargo Capital XIII, Ser. GMTN, A-, Ba1,
	7.700% (a) (c) (d)	3/26/13 @ 100.00	1,032,500
			13,755,749

Principal		Optional Call
Amount	Description	Provision*	Value
	Commercial Services – 0.8%
$ 490,000	Bankrate, Inc., B, B2,
	11.750%, 7/15/15 (b)	7/15/13 @ 105.88	$ 534,100
250,000	DynCorp International, Inc., B, B1,
	10.375%, 7/1/2017 (b)	7/1/14 @ 105.19	253,750
280,000	PharmaNet Development Group, Inc., B+, B3,
	10.875%, 4/15/17 (a) (b)	4/15/14 @ 105.44	283,500
250,000	R.R. Donnelley & Sons Co., BBB, Baa3,
	11.250%, 2/1/19 (a)	N/A	318,034
			1,389,384
	Computers – 0.4%
455,000	Compucom Systems, Inc., B, B3,
	12.500%, 10/1/15 (b)	10/1/11 @ 106.25	489,125
250,000	Stratus Technologies, Inc., B-, B2,
	12.000%, 3/29/15 (a) (b)	4/15/13 @ 112.00	210,000
			699,125
	Distribution/Wholesale – 0.6%
1,000,000	Intcomex, Inc., B-, B3,
	13.250%, 12/15/14 (a) (b)	12/15/12 @ 106.63	1,061,250
	Diversified Financial Services – 5.0%
2,000,000	International Lease Finance Corp., BBB-, Ba3,
	7.125%, 9/1/18 (a) (b)	N/A	2,115,000
4,936,113	Lancer Finance Co. SPV Ltd., NR, Baa3,
	5.850%, 12/12/16 (British Virgin Islands) (b)		4,942,629
2,000,000	Svensk Exportkredit AB, A+, Aa3,
	6.375% (Sweden) (a) (b) (c)	3/27/11 @ 100.00	1,909,632
			8,967,261
	Electric – 0.6%
1,000,000	Wisconsin Energy Corp., BBB-, Baa1,
	6.250%, 5/15/67 (a) (d)	5/15/17 @ 100.00	980,000
	Engineering/Construction – 0.8%
2,000,000	Alion Science and Technology Corp., CCC, Caa2,
	10.250%, 2/1/15 (b)	2/1/11 @ 105.13	1,465,000
	Entertainment and Gaming – 1.7%
874,000	Agua Caliente Band of Cahuilla Indians, NR, NR,
	6.350%, 10/1/15 (b)	N/A	855,506
500,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, B-, Caa1,
	12.000%, 10/15/15 (b)	10/15/11 @ 109.00	481,250
500,000	Indianapolis Downs LLC/Indiana Downs Capital Corp., D, Caa3,
	11.000%, 11/1/12 (b)	1/3/11 @ 105.50	410,625
700,000	Lions Gate Entertainment, Inc., B, B1,
	10.250%, 11/1/16 (a) (b)	11/1/13 @ 105.13	710,500
700,000	River Rock Entertainment Authority (The), B+, B2,
	9.750%, 11/1/11 (a)	1/3/11 @ 100.00	633,500
			3,091,381

See notes to financial statements.

Semiannual Report | November 30, 2010 |11

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Portfolio of Investments (unaudited) continued

Principal		Optional Call
Amount	Description	Provision*	Value
	Forest Products/Paper – 0.4%
$ 640,000	Exopack Holding Corp., B, B3,
	11.250%, 2/1/14 (b)	1/3/11 @ 105.63	$ 659,200
	Health Care – 0.2%
250,000	Apria Healthcare Group, Inc., BB+, Ba2,
	11.250%, 11/1/14 (a) (b)	11/1/11 @ 105.63	271,875
	Household Products/Wares – 0.8%
1,445,000	American Achievement Corp., B, B3,
	10.875%, 4/15/16 (b)	10/15/13 @ 105.44	1,430,550
	Insurance – 4.9%
1,000,000	Allstate Corp. (The), BBB, Baa1,
	6.500%, 5/15/57 (a) (d)	5/15/37 @ 100.00	1,002,500
1,000,000	American Financial Group, Inc., BBB+, Baa2,
	9.875%, 6/15/19 (a)	N/A	1,218,983
1,000,000	AXA SA, BBB, Baa1,
	6.463% (France) (a) (b) (c) (d)	12/14/18 @ 100.00	910,000
700,000	Blue Fin Ltd., BB+, NR,
	4.690%, 4/10/12 (Cayman Islands) (a) (b) (e) (f)	1/8/11 @ 101.00	675,570
800,000	Ironshore Holdings US, Inc., BBB-, Baa3,
	8.500%, 5/15/20 (a) (b)	N/A	826,080
1,000,000	Metlife Capital Trust IV, BBB, Baa2,
	7.875%, 12/15/37 (a) (b)	12/15/32 @ 100.00	1,067,500
700,000	National Life Insurance Co., BBB+, Baa1,
	10.500%, 9/15/39 (a) (b)	N/A	840,412
800,000	Penn Mutual Life Insurance Co. (The), A, A2,
	7.625%, 6/15/40 (b)	N/A	811,790
1,250,000	Progressive Corp. (The), A-, A2,
	6.700%, 6/15/37 (a) (d)	6/15/17 @ 100.00	1,296,875
			8,649,710
	Investment Companies – 0.9%
	Allied Capital Corp., BBB, Ba1, (a)
295,000	6.625%, 7/15/11	N/A	301,349
290,000	6.000%, 4/1/12	N/A	298,300
900,000	Offshore Group Investments Ltd., B-, B3,
	11.500%, 8/1/15 (Cayman Islands) (b)	2/1/13 @ 108.63	949,500
			1,549,149
	Iron/Steel – 0.1%
240,000	Standard Steel LLC/Standard Steel Finance Corp., B, Caa1,
	12.000%, 5/1/15 (b)	5/1/13 @ 106.00	239,285
	Media – 0.3%
500,000	DCP LLC/DCP Corp., B+, B2,
	10.750%, 8/15/15 (b)	8/15/13 @ 105.38	511,250
	Retail – 0.5%
800,000	CKE Restaurants, Inc., B, B2,
	11.375%, 7/15/18 (b)	7/15/14 @ 105.69	852,000
	Software – 0.2%
400,000	Open Solutions, Inc., CCC+, Caa2,
	9.750%, 2/1/15 (b)	2/1/11 @ 104.88	277,000

Principal		Optional Call
Amount	Description	Provision*	Value
	Telecommunications – 0.6%
$ 1,086,000	Clearwire Communications LLC/Clearwire Finance, Inc., CCC, Caa1,
	12.000%, 12/1/15 (b)	12/1/12 @ 106.00	$ 1,149,802
	Transportation – 0.2%
400,000	United Maritime Group LLC/United Maritime Group Finance Corp., B, B3,
	11.750%, 6/15/15 (a) (b)	12/15/12 @ 105.88	389,000
	Trucking/Leasing – 0.8%
1,500,000	AWAS Aviation Capital Ltd., BBB-, Ba2,
	7.000%, 10/15/16 (Ireland) (b)	10/18/13 @ 103.50	1,488,750
	Total Corporate Bonds – 28.9%
	(Cost $51,017,829)		51,418,121
	Asset Backed Securities – 54.2%
	Collateralized Debt Obligations – 3.7%
1,777,621	Aspen Funding I Ltd., Ser. 2002-1A, Class A1L, A, Ba1,
	0.889%, 7/10/37 (Cayman Islands) (b) (e)		1,369,088
256,545	Commodore CDO I Ltd., Ser. 1A, Class A, BB+, Baa3,
	0.822%, 2/24/34 (Cayman Islands) (b) (e)		221,155
926,123	Coronado CDO Ltd., Ser. 1A, Class A1, BB+, B3,
	0.813%, 9/4/38 (Cayman Islands) (b) (e)		614,853
1,871,016	Diversified Asset Securitization Holdings III, Ser. 1A, Class A2, BB+, Ba1,
	7.420%, 7/5/36 (Cayman Islands) (b)		1,591,018
4,203,446	Duke Funding Ltd., Ser. 2003-5A, Class 1W, CC, Ca,
	0.836%, 8/7/33 (Cayman Islands) (b) (e)		1,975,619
442,280	MWAM CBO Ltd., Ser. 2001-1A, Class A, AA, A3,
	1.238%, 1/30/31 (Cayman Islands) (b) (e)		361,321
565,410	Saybrook Point CBO Ltd., Ser. 2001-1A, Class A, BB, B3,
	0.768%, 2/25/31 (Cayman Islands) (b) (e)		464,880
			6,597,934
	Collateralized Loan Obligations – 18.1%
500,000	ACAS Business Loan Trust, Ser. 2004-1A, Class B, AA, Aa3,
	0.788%, 10/25/17 (b) (e)		458,654
500,000	Alm Loan Funding, Ser. 2010-3A, Class C, BBB, Baa2,
	4.427%, 11/20/2020 (Cayman Islands) (b) (e)		445,300
635,902	Armstrong Loan Funding Ltd., Ser. 2008-1A, Class B, AA+, Aa1,
	1.287%, 8/1/16 (Cayman Islands) (b) (e)		573,933
2,000,000	Black Diamond CLO Ltd., Ser. 2006-1A, Class B, A+, Baa2,
	0.678%, 4/29/19 (Cayman Islands) (a) (b) (e)		1,480,180
2,000,000	Black Diamond CLO Ltd., Ser. 2006-1A, Class C, BBB+, Ba2,
	0.978%, 4/29/19 (Cayman Islands) (a) (b) (e)		1,313,820
3,192,846	Business Loan Express, Ser. 2006-AA, Class A, BBB-, Aa3,
	0.493%, 10/20/38 (a) (b) (e)		2,077,963
1,161,928	Business Loan Express, Ser. 2007-AA, Class A, BBB-, A2,
	0.653%, 10/20/40 (b) (e)		763,468
448,286	CapitalSource Commercial Loan Trust, Ser. 2006-2A, Class A1B, AA+, Aaa,
	0.583%, 9/20/22 (b) (e)		447,920
3,000,000	CapitalSource Commercial Loan Trust, Ser. 2006-2A, Class C, BBB+, Ba1,
	0.933%, 9/20/22 (b) (e)		2,684,021
1,139,129	Coast Investment Grade, Ser. 2002-1X, Class A, BBB-, Caa3,
	1.238% 7/30/17 (Cayman Islands) (e)		634,757

See notes to financial statements.

12 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Portfolio of Investments (unaudited) continued

Principal
Amount	Description	Value
	Collateralized Loan Obligations (continued)
$ 500,000	Emporia Preferred Funding, Ser. 2005-1A, Class B1, AA-, Aa3,
	0.839%, 10/12/18 (Cayman Islands) (b) (e)	$ 376,585
1,000,000	Emporia Preferred Funding, Ser. 2005-1A, Class C, A-, Baa3,
	1.239%, 10/12/18 (Cayman Islands) (b) (e)	681,080
500,000	FM Leveraged Capital Fund, Ser. 2005-1A, Class B, A+, A1,
	0.842%, 8/1/17 (Cayman Islands) (b) (e)	382,500
1,000,000	Friedbergmilstein Private Capital Fund, Ser. 2004-1A, Class B2, AA, A1,
	5.409%, 1/15/19 (Cayman Islands) (b)	920,270
1,000,000	GSC Partners CDO Fund |td., Ser. 2006-7A, Class C, BBB+, Ba1,
	1.288%, 5/25/20 (Cayman Islands) (b) (e)	682,310
1,000,000	MC Funding Ltd./MC Funding LLC, Ser. 2006-1A, Class C, BBB+, Baa3,
	1.241%, 12/20/20 (Cayman Islands) (b) (e)	700,970
800,000	Mountain View Funding CLO, Ser. 2007-3A, Class A2, AA, A1,
	0.629%, 4/16/21 (Cayman Islands) (b) (e)	644,800
1,000,000	Nantucket CLO Ltd., Ser. 2006-1A, Class B, AA, A3,
	0.704%, 11/24/20 (Cayman Islands) (b) (e)	828,510
1,500,000	Rosedale CLO Ltd., Ser. I-A, Class A1J, A+, Baa1,
	0.698%, 7/24/21 (Cayman Islands) (b) (e)	1,305,585
2,000,000	Stanfield Modena CLO Ltd., Ser. 2004-1A, Class C, BBB-, Baa3,
	1.540%, 9/22/16 (Cayman Islands) (a) (b) (e)	1,625,400
600,000	Start CLO Ltd., Ser 2006-2, Class C, A+, A2,
	1.039%, 6/29/12 (Cayman Islands) (e)	585,540
1,000,000	Start CLO Ltd., Ser 2006-2, Class D, BBB+, Baa1,
	2.139%, 6/29/12 (Cayman Islands) (e)	970,330
500,000	Start CLO Ltd., Ser. 2007-4A, Class D, BBB+, A1,
	1.839%, 12/26/11 (Cayman Islands) (a) (b) (e)	499,160
1,000,000	Start CLO Ltd., Ser. 2007-4A, Class E, BB+, Baa1,
	3.889%, 12/26/11 (Cayman Islands) (a) (b) (e)	998,250
100,000	Start CLO Ltd., Ser. 2007-4X, Class E, BB+, Baa1,
	3.889%, 12/26/11 (Cayman Islands) (e)	99,825
500,000	Start CLO Ltd., Ser. 2008-5X, Class C, NR, NR,
	22.139%, 1/9/13 (Cayman Islands) (e)	495,815
2,000,000	TCW Global Project Fund, Ser. 2004-1A, Class A1, NR, NR,
	1.189%, 6/15/16 (Cayman Islands) (b) (e)	1,667,620
2,000,000	TCW Global Project Fund, Ser. 2004-1A, Class B1, NR, NR,
	2.239%, 6/15/16 (Cayman Islands) (b) (e)	1,311,900
1,000,000	TCW Global Project Fund, Ser. 2005-1A, Class B2, A, NR,
	5.793%, 9/1/17 (Cayman Islands) (b)	831,110
4,000,000	Telos CLO Ltd., Ser. 2006-1A, Class A2, AA+, Aa2,
	0.689%, 10/11/21 (Cayman Islands) (b) (e)	3,032,320
2,500,000	Telos CLO Ltd., Ser. 2006-1A, Class B, A+, A2,
	0.779%, 10/11/21 (Cayman Islands) (b) (e)	2,025,050
1,000,000	Zohar CDO, Ser. 2007-3A, Class A2, BB+, Baa2,
	0.841%, 4/15/19 (Cayman Islands) (b) (e)	598,900
		32,143,846
	Commercial Real Estate – 0.8%
2,000,000	Wrightwood Capital Real Estate CDO Ltd., Ser. 2005-1A, Class A1, BB, Aa3,
	0.604%, 11/21/40 (Cayman Islands) (b) (e)	1,421,060

Principal
Amount	Description	Value
	Commercial Receivables – 2.5%
$ 500,000	FCC Financing Subsidiary LLC, Ser. 2010-1A, Class B, NR, NR,
	12.253%, 3/31/17 (b) (e)	$ 548,845
2,000,000	HFG Healthco-4 LLC, Ser. 2006-1A, Class A, NR, Aa2,
	0.654%, 6/5/12 (b) (e)	1,987,000
2,000,000	Sealane Trade Finance, Ser. 2007-1A, Class E, NR, NR,
	15.284%, 11/25/12 (Cayman Islands) (a) (b) (e)	1,963,520
		4,499,365
	Corporate Debt Obligations – 0.2%
187,212	Muzinich CBO II Ltd., Ser. A2-A, AA+, B1,
	7.150%, 10/15/13 (Bermuda) (b)	185,082
78,603	Phoenix Funding Ltd., Ser. 2001-1, AA, Aaa,
	0.739%, 4/15/13 (e)	77,134
		262,216
	Credit Cards – 2.7%
1,000,000	LCP Rights Trust, Ser. 2010-1, Class A, NR, NR,
	14.550%, 7/17/17	996,590
500,000	LCP Rights Trust, Ser. 2010-1, Class C, NR, NR,
	19.210%, 7/17/17	498,385
714,285	LCP Rights Trust, Ser. 2010-1, Class D, NR, NR,
	14.550%, 1/15/16	712,729
1,500,000	LCP Rights Trust, Ser. 2010-1, Class F, NR, NR,
	19.210%, 1/15/16	1,496,895
500,000	LCP Rights Trust, Ser. 2010-1, Class G, NR, NR,
	11.710%, 9/18/18	497,295
200,000	LCP Rights Trust, Ser. 2010-1, Class H, NR, NR,
	14.560%, 9/18/18	198,970
400,000	LCP Rights Trust, Ser. 2010-1, Class I, NR, NR,
	18.290%, 9/18/18	398,064
		4,798,928
	Financials – 0.0%**
39,455	Blue Falcon, Ser. A-2, NR, NR,
	5.460%, 12/25/16 (b)	38,908
	Insurance – 2.2%
1,698,834	321 Henderson Receivables I LLC, Ser. 2007-3A, Class A, BBB, Baa1,
	6.150%, 10/15/48 (a) (b)	1,722,584
419,564	321 Henderson Receivables I LLC, Ser. 2008-1A, Class A, AA+, Aaa,
	6.190%, 1/15/44 (a) (b)	448,477
500,000	321 Henderson Receivables I LLC, Ser. 2008-1A, Class B, AA, NR,
	8.370%, 1/15/46 (a) (b)	540,590
500,000	321 Henderson Receivables I LLC, Ser. 2008-1A, Class C, A, NR,
	9.360%, 1/15/48 (b)	556,610
500,000	321 Henderson Receivables I LLC, Ser. 2008-1A, Class D, BBB, NR,
	10.810%, 1/15/50 (b)	571,020
		3,839,281

See notes to financial statements.

Semiannual Report | November 30, 2010 |13

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Portfolio of Investments (unaudited) continued

Principal
Amount	Description	Value
	Student Loans – 0.2%
$ 367,054	MRU Student Loan Trust, Ser. 2008-A, Class A1A, AAA, NR,
	7.400%, 1/25/41 (b)	$ 180,594
202,567	MRU Student Loan Trust, Ser. 2008-A, Class B, AA, NR,
	5.788%, 1/25/41 (b) (e)	48,616
202,567	MRU Student Loan Trust, Ser. 2008-A, Class C, A, NR,
	7.788%, 1/25/41 (b) (e)	42,539
		271,749
	Timeshares – 2.2%
2,200,181	Diamonds Resort Owner Trust, Ser. 2009-1, Class A, A, NR,
	9.310%, 3/20/36 (a) (b)	2,217,970
1,171,329	Sierra Receivables Funding Co., Ser. 2006-1A, Class A1, BBB-, Baa3,
	5.840%, 5/20/18 (a) (b)	1,199,672
594,201	Silverleaf Finance LLC, Ser. 2010-A, Class B, BBB, NR,
	8.000%, 7/15/22 (b)	574,506
		3,992,148
	Transportation – 15.9%
1,812,503	Aircraft Certificate Owner Trust, Ser. 2003-1A, Class D, BB+, Ba3,
	6.455%, 9/20/22 (b)	1,817,034
2,000,000	Aircraft Certificate Owner Trust, Ser. 2003-1A, Class E, BB+, Ba3,
	7.001%, 9/20/22 (b)	1,839,560
2,094,718	Aircraft Lease Securitisation Ltd., Ser. 2007-1A, Class G3, A-, Baa1,
	0.514%, 5/10/32 (Jersey) (b) (e)	1,937,111
14,890,556	Airplanes Pass Through Trust, Ser. 2001-1A, Class A9, CCC, B1,
	0.803%, 3/15/19 (a) (b) (e)	9,827,767
1,228,600	America West Airlines 2001-1 Pass Through Trust, Ser. 011G, BB+, B1,
	7.100%, 4/2/21	1,243,957
385,670	Continental Airlines 2007-1 Class C Pass Through Trust, Ser. 071C, B, B1,
	7.339%, 4/19/14	392,419
1,015,922	Aviation Capital Group Trust, Ser. 2000-1A, Class A1, BB, Ba3,
	0.733%, 11/15/25 (b) (e)	573,437
5,341,073	Aviation Capital Group Trust, Ser. 2003-2A, Class B1, BBB, A3,
	3.253%, 9/20/33 (a) (b) (e)	3,918,959
861,605	Blade Engine Securitization Ltd., Ser. 2006-1A, Class B, BBB+, Baa2,
	3.253%, 9/15/41 (Cayman Islands) (b) (e)	606,036
521,868	CLI Funding LLC, Ser. 2006-1A, Class A, BBB, Baa3,
	0.433%, 8/18/21 (b) (e)	483,615
163,768	Helios Finance LP, Ser. 2007-S1, Class B1, BBB, Aaa,
	0.953%, 10/20/14 (Cayman Islands) (b) (e)	161,799
2,281,731	Lease Investment Flight Trust, Ser. 1, Class A3, B+, Baa3,
	0.683%, 7/15/16 (a) (e)	2,177,639
930,405	UAL 2000-1 Pass Through Trust, Ser. 001B, BB+, B3,
	8.030%, 7/1/11 (a)	1,172,310
1,903,451	UAL 2009-2A Pass Through Trust, BBB+, Baa2,
	9.750%, 1/15/17 (a)	2,150,900
		28,302,543

Principal
Amount	Description	Value
	Trust Preferred Stocks – 3.2%
$ 6,000,000	Attentus CDO Ltd., Ser. 2007-3A, Class A1B, AA+, Aa3,
	0.549%, 10/11/42 (Cayman Islands) (b) (e)	$ 2,999,400
4,721,250	Preferred Term Securities XXIII Ltd., CCC+, B1,
	0.602%, 12/22/36 (Cayman Islands) (b) (e)	2,620,293
		5,619,693
	Whole Business – 2.5%
3,760,000	Dominos Pizza Master Issuer LLC, Ser. 2007-1, Class A2, BBB-, Baa3,
	5.261%, 4/25/37 (a) (b)	3,854,000
600,000	NuCO2 Funding LLC, Ser. 2008-1A, Class A1, NR, Baa2,
	7.250%, 6/25/38 (b)	567,504
		4,421,504
	Total Asset Backed Securities – 54.2%
	(Cost $88,407,008)	96,209,175
	Collateralized Mortgage Obligations – 30.2%
	Commercial Mortgage Backed Security – Military Housing – 0.9%
	Hampton Roads PPV LLC, NR, Ba2, (a) (b)
1,000,000	6.071%, 12/15/41	776,610
1,000,000	6.171%, 6/15/53	776,270
		1,552,880
	Commercial Mortgage Backed Security – Non-Traditional – 0.4%
750,000	Timberstar Trust, Ser. 2006-1A, Class C, A, A3,
	5.884%, 10/15/36 (a) (b)	776,874
	Commercial Mortgage Backed Securities – Traditional – 24.6%
500,000	Banc of America Commercial Mortgage, Inc., Ser. 2003-2, Class G, A-, NR,
	5.492%, 3/11/41 (b) (e)	464,463
1,000,000	Banc of America Commercial Mortgage, Inc., Ser. 2004-5, Class B, AA+, Aa2,
	5.058%, 11/10/41 (a) (e)	934,694
600,000	Banc of America Commercial Mortgage, Inc., Ser. 2005-5, Class AJ, BBB+, Aa3,
	5.323%, 10/10/45 (a) (e)	573,334
1,500,000	Bear Stearns Commercial Mortgage Securities, Ser. 2005-PW10, Class AJ, BB+, NR,
	5.622%, 12/11/40 (a) (e)	1,359,328
500,000	Citigroup Commercial Mortgage Trust, Ser. 2004-C2, Class E, BBB+, A3,
	5.023%, 10/15/41 (b) (e)	440,089
1,200,000	Citigroup Commercial Mortgage Trust, Ser. 2007-C6, Class AM, A, NR,
	5.884%, 12/10/49 (e)	1,150,983
2,000,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2005-CD1, Class AJ, A-, Aa1,
	5.396%, 7/15/44 (a) (e)	1,898,372
13,500,000	Commercial Mortgage Pass Through Certificates, Ser. 2006-C7, Class A4, AAA, NR,
	5.957%, 6/10/46 (e) (g)	14,727,566
1,000,000	Commercial Mortgage Pass Through Certificates, Ser. 2006-C7, Class AM, A, NR,
	5.982%, 6/10/46 (a) (e)	1,023,821
1,000,000	Commercial Mortgage Pass Through Certificates, Ser. 2006-CN2A, Class F, CCC+, NR,
	5.756%, 2/5/19 (a) (b) (e)	944,805
1,187,500	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-TFLA, Class K, AA+, Aaa,
	1.553%, 2/15/20 (a) (b) (e)	1,128,600
1,500,000	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C3, Class AM, BBB-, Aaa,
	6.020%, 6/15/38 (a) (e)	1,515,922

See notes to financial statements.

14 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Portfolio of Investments (unaudited) continued

Principal
Amount	Description	Value
	Commercial Mortgage Backed Securities – Traditional (continued)
$ 2,000,000	Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3, Class AJ, AAA, Aa2,
	4.859%, 8/10/42 (a) (e)	$ 1,986,958
1,000,000	Greenwich Capital Commercial Funding Corp., Ser. 2005-GG5, Class AJ, BBB, A3,
	5.468%, 4/10/37 (a) (e)	915,626
600,000	GS Mortgage Securities Corp. II, Ser. 2001-GL3A, Class E, NR, A3,
	6.852%, 8/5/18 (b) (e)	602,692
700,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2002-C1, Class E, A-, A2,
	6.135%, 7/12/37 (b)	692,443
1,000,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP3, Class AJ, BBB, A2,
	5.140%, 8/15/42 (a) (e)	971,425
2,600,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class AM, BB+, A3,
	6.001%, 6/15/49 (a) (e)	2,296,346
2,000,000	Morgan Stanley Capital I, Ser. 2005-HQ6, Class AJ, A-, NR,
	5.073%, 8/13/42 (a) (e)	1,908,969
1,000,000	Morgan Stanley Capital I, Ser. 2006-HQ10, Class AM, NR, Aaa,
	5.360%, 11/12/41 (a)	990,373
1,250,000	Morgan Stanley Capital I, Ser. 2006- IQ12, Class AM, A, NR,
	5.370%, 12/15/43 (a)	1,203,601
1,000,000	Morgan Stanley Capital I, Ser. 2006-T23, Class AM, A+, NR,
	5.981%, 8/12/41 (a) (e)	1,027,268
2,000,000	TIAA Seasoned Commercial Mortgage Trust, Ser. 2007-C4, Class AJ, A+, NR,
	6.049%, 8/15/39 (a) (e)	2,015,170
2,000,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class AJ, BBB-, A3,
	5.314%, 7/15/42 (a) (e)	1,918,393
1,000,000	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C21, Class AJ, A-, Aa2,
	5.378%, 10/15/44 (a) (e)	959,722
		43,650,963
	Residential Mortgage Backed Securities – 4.3%
4,035,596	Countrywide Alternative Loan Trust, Ser. 2006-OA19, Class A1, CCC, Ba2,
	0.433%, 2/20/47 (a) (e)	2,265,547
2,874,753	Countrywide Home Equity Loan Trust, Ser. 2004-S, Class 1A, CCC, Caa3,
	0.493%, 2/15/30 (e)	1,682,337
111,635	Deutsche ALT-A Securities, Inc., Alternate Loan Trust, Ser. 2006-AB4, Class A1A, D, Ca,
	6.005%, 10/25/36 (e)	64,214
500,000	GSAA Trust, Ser. 2007-5, Class 1F2A, CCC, Caa3,
	5.788%, 3/25/47 (a) (e)	339,170
824,326	Indymac Index Mortgage Loan Trust, Ser. 2006-AR9, Class 3A1, AAA, B3,
	5.367%, 6/25/36 (e)	648,416
406,950	New Century Home Equity Loan Trust, Ser. 2004-A, Class AII9, B, A2,
	5.286%, 8/25/34 (e)	341,241
1,088,000	TBW Mortgage Backed Pass Through Certificates, Ser. 2006-6, Class A3, D, Ca,
	5.750%, 1/25/37 (h)	671,615
2,500,000	TBW Mortgage Backed Pass Through Certificates, Ser. 2006-6, Class A5B, D, Ca,
	6.040%, 1/25/37 (h)	1,547,127
		7,559,667
	Total Collateralized Mortgage Obligations – 30.2%
	(Cost $50,895,438)	53,540,384

Number
of Shares	Description	Value
	Preferred Stock – 3.6%
	Banks – 0.8%
40,000	BB&T Capital Trust VI, 9.600% (a)	$ 1,118,400
14,700	Santander Finance Preferred SA Unipersonal, 6.500% (Spain) (a)	320,460
		1,438,860
	Diversified Financial Services – 0.7%
50,000	Deutsche Bank Contingent Capital Trust II, 6.550% (a)	1,193,500
37,600	Lehman Brothers Holdings, Inc., Ser. J, 7.950% (i)	602
		1,194,102
	Insurance – 0.3%
20,000	Aegon NV, 6.375% (Netherlands) (a)	437,800
3,800	ING Groep NV, 7.050% (Netherlands) (a)	85,196
		522,996
	Telecommunication – 0.6%
1,000	Centaur Funding Corp., 9.080% (Cayman Islands) (b)	1,102,500
	U.S. Government and Agency Securities – 1.2%
2,000	Farm Credit Bank of Texas, Ser. 1, 10.000% (a) (b)	2,215,000
	Total Preferred Stock – 3.6%
	(Cost $7,031,577)	6,473,458
	Exchange-Traded Funds – 9.3%
55,000	Powershares QQQ (a) (j)	2,863,300
27,500	ProShares Ultra Dow30 (a) (j)	1,352,450
72,500	ProShares Ultra S&P500 (a) (j)	3,060,950
25,000	SPDR Dow Jones Industrial Average ETF Trust (a) (j)	2,754,750
55,000	SPDR S&P 500 ETF Trust (a) (j)	6,516,400
	Total Exchange-Traded Funds – 9.3%
	(Cost $14,553,175)	16,547,850
Principal
Amount		Value
	Term Loans (k) – 2.7%
	Consumer Products – 0.2%
$ 447,756	Navisite, Inc., B-, B3,
	9.150%, 9/19/14 (e)	427,607
	Electronics – 0.2%
283,064	Clientlogic Corp., B+, B3,
	6.790%, 1/30/14 (e)	264,136
	Healthcare, Education & Childcare – 0.4%
838,358	Embanet, CCC, B3,
	3.288%, 6/28/12 (e)	725,884
	Home & Office Furnishings – 0.3%
692,502	Centaur LLC, CCC+, B2,
	0.000%, 11/9/14 (e)	592,955
	Leisure – 0.7%
1,422,602	Bushnell Performance Optics, BB-, Ba3,
	4.540%, 8/24/13 (e)	1,317,685

See notes to financial statements.

Semiannual Report | November 30, 2010 |15

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Portfolio of Investments (unaudited) continued

		Expiration	Exercise
Contracts	Options Purchased	Month	Price	Value
	Retail Stores – 0.9%
1,094,286	Deb Shops, Inc., CCC, Caa1,
	6.894%, 4/23/14 (e)			$ 678,458
963,642	Mattress Firm, B, Ba3,
	2.540%, 10/23/14 (e)			848,005
				1,526,463
	Total Term Loans – 2.7%
	(Cost $5,615,726)			4,854,730
	Total Long-Term Investments – 128.9%
	(Cost $217,520,753)			229,043,718
	Call Options Purchased – 0.0%**
4,500	CBOE S&P 500 Volatility Index (j) (l) (m)
	(Cost $23,400)	December 2010	$ 18.00	23,850
	Total Investments – 128.9%
	(Cost $217,544,153)			229,067,568
	Other Assets in excess of Liabilities – 10.9%			19,297,460
	Total Options Written – (0.2%)			(322,622)
	Borrowings – (12.6%)			(22,399,119)
	Reverse Repurchase Agreements – (21.0%)			(37,377,505)
	TALF Loan – (6.0%)			(10,618,934)
	Net Assets Applicable to Common Shareholders – 100.0%			$177,646,848

* Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

** Less than 0.1%

AB – Stock Company
CBO – Collateralized Bond Obligation
CDO – Collateralized Debt Obligation
CLO – Collateralized Loan Obligation
FCB – Farmers Credit Bureau
LLC – Limited Liability Company
LP – Limited Partnership
N/A – Not Available
NV – Publicly Traded Company
PLC – Public Limited Company
SA – Corporation

(a) All or a portion of this security has been physically segregated in connection with swap agreements, line of credit, options and reverse repurchase agreements. As of November 30, 2010, the total amount segregated was $124,107,631.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2010, these securities amounted to $129,254,786 which represents 72.8% of net assets applicable to common shares.

(c) Perpetual maturity.

(d) Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(e) Floating or Variable Rate Coupon. Rate shown is in effect at November 30, 2010.

(f) Risk-Linked Security – A risk-linked security is issued by insurance companies and insurance related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. The security is typically a debt obligation for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined “trigger event.” Depending on the specific terms and structure of the security, this trigger could be the result of a hurricane, earthquake or some other catastrophic event.

(g) All or a portion of this security was acquired, and has been physically segregated in connection with the Fund’s participation in the Term Asset-Backed Securities Loan Facility program (the “TALF program”) operated by the Federal Reserve Bank of New York. As of November 30, 2010, the total amount physically segregated was $14,727,566. See notes to financial statements.

(h) Security is a “step-up” bond where the coupon increases or steps up at a predetermined date.

(i) Non-income producing as security is in default.

(j) All or a portion of this security position represents cover for outstanding options written.

(k) Term loans held by the Fund have a variable interest rate feature which is periodically adjusted based on an underlying interest rate benchmark. In addition, term loans may include mandatory and/or optional prepayment terms. As a result, the actual maturity dates of the loans may be different than the amounts disclosed in the portfolio of investments. Term loans may be considered restricted in that the Fund may be contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the sale or disposition of loan.

(l) Non-income producing security.

(m) Represents 100 shares per contract.

Ratings shown are per Standard & Poor’s and Moody’s. Securities classified as NR are not rated.

		Expiration	Exercise
Contracts	Options Written (l)	Month	Price	Value
	Call Options Written - (0.2%)
4,500	CBOE S&P 500 Volatility Index (m)	December 2010	$ 22.50	$ 11,700
550	Powershares QQQ (m)	December 2010	52.00	57,750
275	ProShares Ultra Dow30 (m)	December 2010	51.00	21,312
725	ProShares Ultra S&P500 (m)	December 2010	44.00	51,112
900	S&P 500 Index	December 2010	1,185.00	16,335
6,900	S&P 500 Index	December 2010	1,195.00	87,975
250	SPDR Dow Jones Industrial Average
	ETF Trust (m)	December 2010	114.00	8,000
550	SPDR S&P 500 ETF Trust (m)	December 2010	120.00	67,650
	Total Value of Call Options Written
	(Premiums received $477,978)			321,834
	Put Options Written - (0.0%**)
4,500	CBOE S&P 500 Volatility Index (m)	December 2010	18.00	788
	(Premiums received $4,500)
	Total Value of Options Written - (0.2%)
	(Premiums received $482,478)			$ 322,622

**	Less than 0.1%

See notes to financial statements.

16 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund |

Statement of Assets and Liabilities | November 30, 2010 (unaudited)

Assets
Investments in securities, at value (cost $217,544,153)	$229,067,568
Cash	13,079,796
Restricted cash	2,250,000
Interest receivable	1,927,966
Securities sold receivable	1,552,500
Unrealized appreciation on swaps	1,411,751
Unrealized appreciation on unfunded commitments	26,250
Dividends receivable	8,197
Reclaims receivable	995
Other assets	159,680
Total assets	249,484,703
Liabilities
Reverse repurchase agreements	37,377,505
Borrowings	22,399,119
Payable on TALF Loan	10,618,934
Payable for securities purchased	444,364
Options written, at value (premiums received of $482,478)	322,622
Advisory fee payable	202,894
Interest due on borrowings	118,897
Unrealized depreciation on swaps	115,688
Administration fee payable	5,291
Accrued expenses and other liabilities	232,541
Total liabilities	71,837,855
Net Assets	$177,646,848
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 9,268,340 shares issued and outstanding	$92,683
Additional paid-in capital	168,383,821
Accumulated net realized loss on investments, options, futures and swaps	(4,645,580)
Accumulated net unrealized appreciation on investments, options, swaps and unfunded commitments	13,005,584
Accumulated undistributed net investment income	810,340
Net Assets	$177,646,848
Net Asset Value (based on 9,268,340 common shares outstanding)	$19.17

See notes to financial statements.

Semiannual Report | November 30, 2010 |17

GOF | Claymore/Guggenheim Strategic Opportunities Fund |

Statement of Operations | For the Six Months Ended November 30, 2010 (unaudited)

Investment Income
Dividends	$ 204,595
Interest	10,593,913
Total income		$10,798,508
Expenses
Investment advisory fee	1,175,646
Professional fees	122,357
Fund accounting fee	73,225
Trustees’ fees and expenses	58,579
Printing expense	32,764
Administration fee	31,033
Line of credit fee	29,028
Custodian fee	24,788
Transfer agent fee	10,872
NYSE listing fee	10,797
Insurance	8,112
Miscellaneous	6,143
Interest expense	728,527
Total expenses		2,311,871
Net investment income		8,486,637
Realized and Unrealized Gain (Loss) on Investments, Options, Swap and Unfunded Commitments Transactions
Net realized gain on:
Investments		1,845,677
Options		292,974
Swaps		2,279,089
Net change in unrealized appreciation (depreciation) on:
Investments		10,509,381
Options		(60,078)
Swaps		43,988
Unfunded commitments		26,250
Net realized and unrealized gain on investments, options, swap and unfunded commitments transactions		14,937,281
Net Increase in Net Assets Resulting from Operations		$23,423,918

See notes to financial statements.

18 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund |

Statement of Changes in Net Assets |
	For the
	Six Months Ended	For the
	November 30, 2010	Year Ended
	(unaudited)	May 31, 2010
Increase in Net Assets from Operations
Net investment income	$8,486,637	$16,099,616
Net realized gain on investments, options, foreign currency transaction, futures and swaps	4,417,740	4,755,490
Net change in unrealized appreciation on investments, options, swaps and unfunded commitments	10,519,541	43,077,264
Net increase in net assets resulting from operations	23,423,918	63,932,370
Distributions to Common Shareholders
From net investment income	(8,536,855)	(16,931,384)
Capital Share Transactions
Reinvestment of dividends	976,397	1,706,887
Net increase from capital share transactions	976,397	1,706,887
Total increase in net assets	15,863,460	48,707,873
Net Assets
Beginning of period	161,783,388	113,075,515
End of period (including accumulated undistributed net investment
income of $810,340 and $860,558, respectively)	$177,646,848	$161,783,388

See notes to financial statements.

Semiannual Report | November 30, 2010 |19

GOF | Claymore/Guggenheim Strategic Opportunities Fund |

Statement of Cash Flows | For the Six Months Ended November 30, 2010 (unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$23,423,918
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net unrealized appreciation on investments	(10,509,381)
Net unrealized depreciation on options	60,078
Net unrealized appreciation on swaps	(43,988)
Net unrealized appreciation on unfunded commitments	(26,250)
Net accretion of bond discount and amortization of bond premium	(3,521,281)
Net realized gain on investments	(1,845,677)
Net realized gain on options	(292,974)
Net realized gain on swaps	(2,279,089)
Purchase of long-term investments	(59,670,040)
Cost of written options closed	(2,462,093)
Proceeds from sale of long-term investments	60,765,042
Decrease in dividends receivable	34,136
Increase in interest receivable	(198,448)
Increase in reclaims receivable	(995)
Increase in receivable for investments sold	(1,552,500)
Increase in capital shares receivable	(154,309)
Decrease in other assets	92,556
Increase in payable for investments purchased	103,114
Decrease in interest due on borrowings	(237,202)
Premiums received on call options written	3,578,020
Increase in advisory fee payable	5,422
Increase in administration fee payable	68
Increase in accrued expenses and other liabilities	20,350
Net Cash Provided in Operating and Investing Activities	5,288,477
Cash Flows From Financing Activities:
Dividends paid to common shareholders	(7,560,458)
Increase in reverse repurchase agreements	5,756,260
Decrease in TALF loans	(11,337)
Proceeds from borrowings	1,533,750
Payments made on borrowings	(6,000,000)
Net Cash Used by Financing Activities	(6,281,785)
Net decrease in cash	(993,308)
Cash at Beginning of Period	16,323,104
Cash at End of Period (including restricted cash)	$15,329,796
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$609,630

See notes to financial statements.

20 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund |

Financial Highlights |	For the
	Six Months						For the period
	Ended November		For the		For the		July 27, 2007*
Per share operating performance	30, 2010		Year Ended		Year Ended		through
for a common share outstanding throughout the period	(unaudited)		May 31, 2010		May 31, 2009		May 31, 2008
Net asset value, beginning of period	$17.56		$12.42		$17.52		$19.10	(b)
Income from investment operations
Net investment income (a)	0.92		1.76		1.06		0.79
Net realized and unrealized gain (loss) on investments, options,
futures, swaps and unfunded commitments	1.61		5.23		(4.31)		(0.99)
Total from investment operations	2.53		6.99		(3.25)		(0.20)
Common share offering expenses charged to paid-in-capital	–		–		–		(0.04)
Distributions to Common Shareholders
From and in excess of net investment income	(0.92)			(1.85)	(1.36)		(0.98)
Return of capital	–		–		(0.49)		(0.36)
Total distributions	(0.92)			(1.85)	(1.85)		(1.34)
Net asset value, end of period	$19.17		$17.56		$12.42		$17.52
Market value, end of period	$20.02		$17.46		$11.53		$16.78
Total investment return (c)
Net asset value	14.62%			59.06%	-18.37%		-1.40%
Market value	20.48%			70.37%	-19.51%		-9.41%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$177,647		$161,783		$113,076		$159,509
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.86	%(d)(e)	1.98	%(d)	2.06	%(d)	1.72	%(d)(e)
Total expenses, including interest expense	2.72	%(d)(e)	2.97	%(d)	3.25	%(d)	3.36	%(d)(e)
Net investment income, including interest expense	9.99	%(e)		11.30%	7.84%		5.08	%(e)
Portfolio turnover (f)	27%			67%	58%		210%
Senior Indebtedness
Total Borrowings outstanding (in thousands)	$70,396		$69,117		$31,085		$76,016
Asset coverage per $1,000 of indebtedness (g)	$3,524		$3,341		$4,638		$3,098

*	Commencement of operations.
(a)	Based on average shares outstanding during the period.
(b)	Before deduction of offering expenses charged to capital.
(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.03% for the period ended November 30, 2010, 0.05% for the year ended May 31, 2010, 0.08% for the year ended May 31, 2009, and 0.04% for the period ended May 31, 2008.

(e)	Annualized.
(f)	Portfolio turnover is not annualized for periods of less than one year.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

Semiannual Report | November 30, 2010 |21

GOF | Claymore/Guggenheim Strategic Opportunities Fund |

Notes to Financial Statements | November 30, 2010 (unaudited)

Note 1 – Organization:

Claymore/Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The Fund’s primary investment objective is to maximize total return through a combination of current income and capital appreciation.

On September 24, 2010, Claymore Advisors, LLC changed its name to Guggenheim Funds Investment Advisors, LLC (the “Adviser”). Also, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities (including asset-backed securities, collateralized mortgage obligations, and term loans) are valued at the last available bid price. If bids are not available, debt securities are estimated using valuation models that incorporate market data that may include assumptions relating to current yields, timing of cash flows, dealer quotes, prepayment risk, value of underlying collateral, general market conditions, liquidity and prices of other debt securities with comparable coupon rates, maturities/duration, and credit quality. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund’s securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment companies are valued at the last available closing price. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and asked prices at the close on those exchanges on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities where market quotes or independent pricing services valuations are not available, the valuations are determined in accordance with procedures established in good faith by the Adviser and approved by the Board of Trustees. For fixed income securities, fair valuations may include input from Guggenheim Partners Asset Management, LLC (“GPAM”) utilizing a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity, rating, indications of value from security dealers, evaluations of anticipated cash flows or collateral, spread over treasuries, and other information and analysis. GPAM also uses third party service providers to model certain securities using cash flow models to represent a fair market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Adviser and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security). There are no securities fair valued at November 30, 2010.

The Fund has elected to recognize the TALF loan at fair value, as permitted by GAAP, to mitigate the volatility in net assets caused by measuring related assets and liabilities differently. The TALF loan is valued at prices furnished by an independent pricing service. Consequently the Fund recorded the loan liability on the Statement of Assets and Liabilities, at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to changes in the market value of the pledged collateral.

The Fund adopted the Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollfor-ward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by the Adviser and approved by the Board of Trustees as described above.

22 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Notes to Financial Statements (unaudited) continued

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2010.

Description
(value in $000s)	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	$–	$51,418	$–	$51,418
Asset Backed Securities	–	96,209	–	96,209
Collateralized Mortgage Obligations	–	53,541	–	53,541
Preferred Stock	6,473	–	–	6,473
Exchange-Traded Funds	16,548	–	–	16,548
Term Loans	–	4,855	–	4,855
Interest Rate Swaps	–	2,347	–	2,347
Total Return Swaps	–	2	–	2
Call Options Purchased	–	24	–	24
Total	$23,021	$208,396	$–	$231,417
Liabilities:
Credit Default Swaps	$–	$936	$–	$936
Total Return Swaps	–	118	–	118
Options Written	206	117	–	323
TALF Loan	–	10,619	–	10,619
Unfunded Commitments	–	26	–	26
Total	$206	$11,816	$–	$12,022

There were no transfers between Level 1 and Level 2 during the period ended November 30, 2010. There were three transfers, in the amount of $4,646,880, from Level 3 to Level 2 during the period ended November 30, 2010. The transfers from Level 3 to Level 2 were the result of the availability of broker quotes during the period.

The following table presents the activity of the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the period ended November 30, 2010.

Level 3 Holdings	Securities	Derivatives	Total
(value in $000s)
Beginning Balance at 5/31/10	$4,632	$-	$4,632
Net Realized Gain/Loss	–	–	–
Change in Unrealized Gain/Loss	15	–	15
Purchases	–	–	–
Sales	–	–	–
Transfers In	–	–	–
Transfers Out	(4,647)	–	(4,647)
Ending Balance at 11/30/10	$–	$–	$–

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended November 30, 2010, the Fund recognized an increase of interest income and a decrease of net realized gain of $1,142,622. This reclassification is reflected on the Statement of Operations and had no effect on the net asset value of the Fund. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts on debt securities purchased area accreted to interest income over the lives of the respective securities using effective interest method. Premiums on debt securities purchased are amortized to interest income up to the next call date of the respective securities using the effective interest method.

(c)Restricted Cash

A portion of cash on hand is pledged with a broker for current or potential holdings, which includes options, swaps and securities purchased on a when issued or delayed delivery basis.

(d) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.

Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.

(e) Covered Call Options

The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on equity securities and indices. The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between

Semiannual Report | November 30, 2010 |23

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Notes to Financial Statements (unaudited) continued

dividends or interest actually received compared to the amount shown in a Fund’s accounting records on the date of receipt is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.

(g) Distributions to Shareholders

The Fund declares and pays monthly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. To the extent distributions exceed net investment income, the excess will be deemed a return of capital. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“the Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of GPAM, provides personnel including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and GPAM, GPAM under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPAM’s affiliates. As compensation for its services, the Adviser pays GPAM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or GPAM. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under a separate Fund Administration agreement, the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the period ended November 30, 2010, the Fund recognized expenses of $31,033 for these services.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian, accounting agent, and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of investments, excluding purchased and written options, and net assets as of November 30, 2010, is as follows:

			Net Tax	Net Tax
Cost of	Gross Tax	Gross Tax	Unrealized	Unrealized
Investments for	Unrealized	Unrealized	Appreciation	Appreciation
Tax Purposes	Appreciation	Depreciation	on Investments	on Derivatives
$221,872,969	$20,154,728	($12,983,979)	$7,170,749	$1,449,288

Tax components of the following balances as of May 31, 2010, (the most recent fiscal year end for federal income tax purposes) are as follows:

Undistributed	Undistributed
Ordinary	Long-Term
Income	Gains/
(Accumulated	(Accumulated
Ordinary Loss)	Capital Loss)
$(281,496)	$(4,711,104)

The differences between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

For federal income tax purposes, as of May 31, 2010, (the most recent fiscal year end for federal income tax purposes) the Fund had a capital loss carryforward of $4,711,104 available to offset possible future capital gains. The capital loss carryforward is set to expire on May 31, 2018.

For the year ended May 31, 2010, (the most recent fiscal year end for federal income tax purposes) the tax character of distributions paid to common shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from	2010
Ordinary Income	$16,931,384

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

During the period ended November 30, 2010, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments were $59,670,040 and $60,765,042, respectively.

24 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Notes to Financial Statements (unaudited) continued

Note 6 – Derivatives:

(a) Covered Call Option

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund entered into written option contracts during the period ended November 30, 2010.

Details of the transactions were as follows:
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	10,539	$ 818,148
Options written during the period	91,413	3,578,020
Options expired during the period	(39,345)	(811,321)
Options closed during the period	(40,276)	(2,462,093)
Options assigned during the period	(3,181)	(640,276)
Options outstanding, end of period	19,150	$ 482,478

(b) Swaps

Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Fund’s custodian bank. The Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. master agreements, which allow the Fund to net unrealized appreciation and depreciation for positions in swaps for each individual counterparty.

Total return swap agreements are contracts in which one party agrees to make payments of the total return from the underlying asset during a specified period in return for receiving payments equal to a fixed or floating rate of interest or the total return from another designated underlying asset.

Interest rate swap agreements involve the Fund’s agreement to exchange a stream of interest payments for another party’s stream of cash flows.

Credit default swap transactions involve the Fund’s agreement to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer.

The Fund entered into swap agreements during the period ended November 30, 2010, to potentially enhance return. Details of the swap agreements outstanding as of November 30, 2010, are as follows:

Credit Default Swap Agreements
				Implied Credit
				Spread at
		Buy/Sell	Termination	November 30,			Unrealized Appreciation
Counterparty	Reference Entity	Protection	Date	2010 (2)	Notional Amount (000)	Receive Fixed Rate	(Depreciation)
	Basket of distinct
Goldman Sachs(1)	corporate entities	Sell	09/20/14	11.12%	$ 3,000	1.180%	$(935,976)

Interest Rate Swap Agreements
					Unrealized Appreciation
Counterparty	Floating Rate	Termination Date	Notional Amount (000)	Receive Fixed Rate	(Depreciation)
Goldman Sachs (3)	3 Month LIBOR	01/04/38	$ 10,000	5.675%	$ 910,180
Goldman Sachs (3)	3 Month LIBOR	01/04/38	10,000	5.860	282,182
Goldman Sachs (3)	3 Month LIBOR	01/12/15	10,000	3.155	253,771
Goldman Sachs (3)	3 Month LIBOR	07/07/38	5,000	5.753	458,050
Goldman Sachs (3)	3 Month LIBOR	07/07/38	5,000	5.940	191,250
Goldman Sachs (3)	3 Month LIBOR	01/12/15	5,000	3.225	76,907
Goldman Sachs (3)	3 Month LIBOR	01/12/15	5,000	3.095	175,387
					$2,347,727

Semiannual Report | November 30, 2010 |25

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Notes to Financial Statements (unaudited) continued

Total Return Swap Agreements
					Unrealized Appreciation
Counterparty	Reference Entity	Floating Rate	Termination Date	Notional Amount (000)	(Depreciation)
Barclays Capital (4)	S&P 500	1 Month LIBOR + 0.15%	12/27/10	$ 1,000	$ 2,353
Barclays Capital (4)	S&P 500	1 Month LIBOR + 0.15%	12/22/10	8,257	(118,041)
					$ (115,688)
Total Unrealized Appreciation for Swap Agreements					$1,296,063

(1)
The Fund receives a fixed rate based upon the notional amount of $3 million and if a defined credit event occurs, pays cumulative losses in excess of a stated percentage on an underlying basket of distinct corporate entities with an aggregate notional value of $3 billion. The maximum loss exposure is $3 million.

(2)
Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundless and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)	The Fund pays the floating rate and receives the fixed rate.
(4)	The Fund pays a floating rate and receives the total return of the Standard’s & Poor’s 500 Index.
(c)	Summary of Derivatives Information

The Fund is required by GAAP to disclose: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.

The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets Liabilities as of November 30, 2010.

	Statement of Asset and Liability Presentation of Fair Values of Derivative Instruments:
(value in $000s)
	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk	Investments in securities (Options Purchased),	$ 26	Options Written, Unrealized depreciation	$ 441
	Unrealized appreciation on swaps		on swaps
Interest rate risk	Unrealized appreciation on swaps	2,348	Unrealized depreciation on swaps	–
Credit risk	Unrealized appreciation on swaps	–	Unrealized depreciation on swaps	936
Total		$2,374		$1,377

The following table presents the effect of Derivatives Instruments on the Statement of Operations for the period ended November 30, 2010.

	Effect of Derivative Instruments on the Statement of Operations:
(value in $000s)
	Amount of Realized Gain (Loss) on Derivatives
Derivatives not accounted for as hedging instruments	Options	Swaps	Total
Equity risk	$293	$ 915	$1,208
Interest rate risk	–	1,364	1,364
Credit risk	–	–	–
Total	$293	$2,279	$2,572

	Change in Unrealized Appreciation (Depreciation) on Derivatives
Derivatives not accounted for as hedging instruments	Options	Swaps	Total
Equity risk	$(60)	$(203)	$(263)
Interest rate risk	–	(46)	(46)
Credit risk	–	293	293
Total	$(60)	$ 44	$ (16)

Derivative notional amounts and values as of November 30, 2010, are indicative of the volume of the Fund’s derivatives over the reporting period.

26 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Notes to Financial Statements (unaudited) continued

Note 7 – Leverage:

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. Such agreements are considered to be borrowings under the 1940 Act. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended November 30, 2010, the average daily balance for which reverse repurchase agreements were outstanding amounted to $32,048,501. The weighted average interest rate was 2.54%. As of November 30, 2010, the total amount segregated in connection with reverse repurchase agreements was $60,643,719. At the period end, there was $37,377,505 in reverse repurchase agreements outstanding. As of November 30, 2010, the range of maturity dates on the outstanding reverse repurchase agreements were from December 3, 2010, to February 16, 2011.

Borrowings

On November 18, 2008, the Fund entered into a $30,000,000 credit facility agreement with BNP Paribas. Interest on the amount borrowed is based on the 3-month LIBOR plus 0.85%. An unused commitment fee of 0.75% is charged on the difference between the $30,000,000 credit facility and the amount borrowed. At November 30, 2010, there was $22,399,119 outstanding in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the period ended November 30, 2010, was $22,386,187 with a related average interest rate of 1.23%. The maximum amount outstanding during the period ended November 30, 2010, was $26,727,551.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations.

These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

TALF Program

The Fund may invest a portion of its total assets through participation in the Term Asset-Backed Securities Loan Facility program (the “TALF program”), a program developed by the Board of Governors of the Federal Reserve System and the U.S. Department of the Treasury and operated by the Federal Reserve Bank of New York (“FRBNY”). Under the TALF program, the FRBNY may provide loans to the Fund to purchase certain investment-grade, asset-backed securities which must be backed by auto loans, student loans, credit card loans, small business loans or certain commercial mortgage-backed securities (“Eligible Securities”).

Per the terms of the TALF Program, the FRBNY lends to each borrower an amount equal to the lesser of par or market value of the Eligible Securities pledged as collateral minus a percentage of the par or market value of the Eligible Securities. The Fund pledges Eligible Securities as collateral for a TALF Program loan, which consist of securities that the Fund currently owns or securities that the Fund purchases with the loan proceeds. Loans acquired through the TALF Program may be prepaid at the option of the Fund without any prepayment penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the Eligible Securities pledged by the Fund to the FRBNY. The TALF program loans are non-recourse. If the Fund does not repay the loan, or if the Eligible Securities pledged by the Fund |oses some or all of its value, under the terms of the TALF Program the FRBNY may enforce its rights only against the Eligible Securities pledged as collateral by the Fund and not against any other assets of the Fund.

The Fund is charged interest based on the terms of each loan and the type of Eligible Securities pledged as collateral by the Fund. During the period ended November 30, 2010, the Fund paid $179,743 of interest expense, which is included in Interest expense on the Statement of Operations.

As of November 30, 2010, borrowings under the TALF Program represent 4.2% of the Fund’s total assets.

Details of the TALF loan outstanding as of November 30, 2010, are as follows:

Loan
Principal	Loan		Collateral
Amount	Type		Description
$10,618,934 Commercial Mortgage Obligation		Commercial Mortgage Pass Through Certificates

Loan	Loan
Interest	Maturity	Loan	Collateral
Rate	Date	Value	Value
3.796%	9/25/14	$10,618,934	$14,727,566

Note 8 – Loan Commitments

Pursuant to the terms of certain Term Loan agreements, the Fund held unfunded loan commitments of as of November 30, 2010. The Fund is obligated to fund these loan commitments at the borrower’s discretion.The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid term loans as a reserve. The unrealized appreciation on these commitments of $26,250 as of November 30, 2010 is reported as “Unrealized appreciation on unfunded commitments” on the Statement of Assets and Liabilities. At November 30, 2010, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

	Principal	Unrealized
Borrower	Amount	Appreciation
Bumble Bee	$1,000,000	$ –
Catalent Pharma Solutions, Inc.	500,000	16,250
Darling	500,000	–
Polymer	400,000	–
ServiceMaster	1,000,000	10,000
Syniverse	1,000,000	–
	$4,400,000	$26,250

Semiannual Report | November 30, 2010 |27

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Notes to Financial Statements (unaudited) continued

Note 9 – Capital:

Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 9,268,340 issued and outstanding.

Transactions in common shares were as follows:
	Period Ended	Year Ended
	November 30, 2010	May 31, 2010
Beginning Shares	9,215,636	9,105,240
Shares issued through dividend reinvestment	52,704	110,396
Ending Shares	9,268,340	9,215,636

Note 10 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 11– Subsequent Event:

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On December 1, 2010, the Fund declared a monthly dividend to common shareholders of $0.154 per common share. The dividend was payable on December 31, 2010, to shareholders of record on December 15, 2010.

On December 22, 2010, the Fund declared a supplemental dividend to common shareholders of $0.027 per common share. The dividend was payable on December 31, 2010, to shareholders of record on December 29, 2010.

On January 1, 2011, the Fund declared a monthly dividend to common shareholders of $0.154 per common share. The dividend was payable on January 31, 2011, to shareholders of record on January 14, 2011.

28 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund |

Supplemental Information | (unaudited)

Federal Income Tax Information

In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Trustees

The Trustees of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:
Number of
Portfolios in the
Name, Address*, Year	Term of Office**	Principal Occupations during	Fund Complex***
of Birth and Position(s)	and Length of	the Past Five Years and	Overseen by	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2007	Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo., Inc. (1993-1997),	49	None.
Year of Birth: 1951		President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and
Trustee		New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).
Roman Friedrich III	Since 2010	Senior Managing Director of McNicoll, Lewis & Vlak, an investment bank and institutional	41	Director, Zincore Metals,
Year of birth: 1946		broker-dealer specializing in capital intensive industries such as energy, metals and mining		Inc. (2009 – present), and
Trustee		(2010-present). Founder and President of Roman Friedrich & Company, Ltd. a mining and		GFM Resources Ltd. (2005
		metals investment bank (1998-present).		– present), Stratagold
Corporation (2003 – 2009)
and Gateway Gold Corp.
(2004 – 2008).
Robert B. Karn III	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting,	42	Director of Peabody
Year of birth: 1942		St. Louis office of Arthur Andersen, LLP.		Energy Company (2003 –
Trustee				present), GP Natural
Resource Partners LLC
(2002 – present) and
Kennedy Capital
Management, Inc. (2002
– present).
Ronald A. Nyberg	Since 2007	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and	51	None.
Year of birth: 1953		business transactions (2000-present). Formerly, Executive Vice President, General Counsel and
Trustee		Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2007	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of	48	None.
Year of birth: 1958		Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp.
Trustee		(1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and
Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999),
each of John Nuveen & Co., Inc. (1982-1999).
Interested Trustees:
Kevin M. Robinson†	Since 2009	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC and 2		None.
Year of Birth: 1959		Guggenheim Funds Services Group, Inc. (2007-present). Formerly, Associate General Counsel and
Trustee, Chief Executive		Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
Officer and Chief
Legal Officer

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he serves:

—Messrs. Nyberg and Toupin, as class II Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2011.
—Messrs. Bernes and Robinson, as class I Trustees, are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2012.
—Mr. Karn, as a Class II Trustee, is expected to stand for election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2011.

—Mr. Friedrich, as a class I Trustee, is expected to stand for election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2011.
***
The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Complex is over- seen by multiple Boards of Trustees.

†
Mr. Robinson is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Guggenheim Funds Investment Advisors, LLC, the Fund’s Adviser.

Semiannual Report | November 30, 2010 |29

GOF | Claymore/Guggenheim Strategic Opportunities Fund | Supplemental Information (unaudited) continued

Officers

The officers of the Claymore/Guggenheim Strategic Opportunities Fund and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**
of Birth and Position(s)	and Length of	Principal Occupations During the Past Five Years
Held with Registrant	Time Served	and Other Affiliations
Kevin M. Robinson	Since 2010	Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc., and
Year of Birth: 1959		Guggenheim Funds Services Group, Inc. (2007-present). Chief Executive Officer and Chief Legal Officer of certain other funds in the Fund Complex.
Chief Executive Officer and		Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
Chief Legal Officer
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Formerly, Chief Compliance
Year of Birth: 1955		Officer, Van Kampen Funds (2004–2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002–2004). Chief Financial Officer,
Chief Accounting Officer,		Treasurer, Van Kampen Funds (1996-2004).
Chief Financial Officer and
Treasurer
Mark E. Mathiasen	Since 2008	Vice President; Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-present). Secretary of certain funds in the Fund Complex.
Year of birth: 1978		Previously, Law Clerk, Idaho State Courts (2003-2006).
Secretary
Bruce Saxon	Since 2007	Vice President, Fund Compliance Officer of Guggenheim Funds Services Group, Inc. (2006-present). Formerly, Chief Compliance Officer/Assistant
Year of birth: 1957		Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).
Chief Compliance Officer

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

30 | Semiannual Report | November 30, 2010

GOF | Claymore/Guggenheim Strategic Opportunities Fund |

Dividend Reinvestment Plan |

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

Semiannual Report | November 30, 2010 |31

GOF | Claymore/Guggenheim Strategic Opportunities Fund

Fund Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	and Administrator
	Chief Executive Officer and	Guggenheim Funds Investment
Roman Friedrich III	Chief Legal Officer	Advisors, LLC (Formerly known as
Claymore Advisors, LLC)
Robert B. Karn III	John Sullivan	Lisle, Illinois
Chief Financial Officer,
Ronald A. Nyberg	Chief Accounting Officer,	Investment Sub-Adviser
	and Treasurer	Guggenheim Partners Asset
Ronald E. Toupin, Jr.		Management, LLC
	Bruce Saxon	Santa Monica, California
Kevin M. Robinson*	Chief Compliance Officer
Accounting Agent, Custodian
* Trustee is an ‘interested person” of the Fund as defined	Mark E. Mathiasen	and Transfer Agent
in the Investment Company Act of 1940, as amended.	Secretary	The Bank of New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment advisor and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Claymore/Guggenheim Strategic Opportunities Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Administrator, Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286; (866) 488-3559.

This report is sent to shareholders of Claymore/Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800)345-7999, by visiting the Fund’s website at www.guggenheimfunds.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheimfunds.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice to Shareholders

Notice is hereby give in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market.

Semiannual Report | November 30, 2010 |35

GOF | Claymore/Guggenheim Strategic Opportunities Fund

About the Fund Manager |

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC (“GPAM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPAM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, Inc.

2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (01/11)

GOF-SAR-1110

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for a semi-annual reporting period.

(b) There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                      Not applicable.

(a)(2)                     Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)                      Not Applicable.

 (b)                         Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore/Guggenheim Strategic Opportunities Fund

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           February 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           February 3, 2011

By:               /s/ John Sullivan

Name:         John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           February 3, 2011